Exhibit 13

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ Virginia L. Anderson Virginia L. Anderson	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ Frederick W. Buckman Frederick W. Buckman	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ John E. Chapoton John E. Chapoton	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ Barry J. Galt Barry J. Galt	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ Richard Geary Richard Geary	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ Peter O. Kohler Peter O. Kohler	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ Jerome J. Meyer Jerome J. Meyer	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ Ralph R. Peterson Ralph R. Peterson	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ E. Kay Stepp E. Kay Stepp	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ Ronald E. Timpe Ronald E. Timpe	Director	September 27, 1999

Power of Attorney

Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

Name	Title	Date
/s/ Mike Thorne Mike Thorne	Director	September 27, 1999